March 1, 2025

Global X Information Technology Covered Call & Growth ETF

NYSE Arca: TYLG

2025 Summary Prospectus

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund (including the Fund’s Statement of Additional Information and most recent reports to shareholders) online at http://www.globalxetfs.com/funds/tylg. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X Information Technology Covered Call & Growth ETF

Ticker: TYLG Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X Information Technology Covered Call & Growth ETF (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cboe S&P Technology Select Sector Half BuyWrite Index (the "Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares ("Shares") of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.60%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Acquired Fund Fees and Expenses:[1]	0.04%
Total Annual Fund Operating Expenses:	0.64%
Expense Reimbursement and/or Fee Waiver:[2]	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:	0.60%

1     “Acquired Fund Fees and Expenses” sets forth the Fund’s pro rata portion of the cumulative expenses charged by the exchange-traded funds, closed-end funds, business development companies and other investment companies in which the Fund invests. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Fund’s Prospectus and in the Fund’s shareholder reports, which reflect the Fund’s operating expenses and do not include acquired fund fees and expenses. The Fund's Acquired Fund Fees and Expenses have been restated to reflect estimated fees and expenses for the upcoming fiscal year.

2     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to reimburse or waive fees and/or limit Fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest, and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.60% of the Fund's average daily net assets per year, until at least March 1, 2026.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$61	$201	$353	$795

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22.38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus borrowings for investment purposes (if any), in the securities of the Cboe S&P Technology Select Sector Half BuyWrite Index (the "Underlying Index") or in investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities, either individually or in the aggregate. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

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The Underlying Index measures the performance of a partially covered call strategy that holds a theoretical portfolio of the underlying securities of the Information Technology Select Sector Index (the “Reference Index”). The Underlying Index "writes" (or sells) a succession of one-month at-the-money covered call options on the Information Technology Select Sector SPDR® Fund (the “Reference Fund”), or such other fund that seeks to track the performance of the Reference Index, as determined by the Index Provider. The call options correspond to approximately 50% of the value of the securities in the Reference Index, therefore representing a partially covered call strategy. The call options written (sold) by the Fund will be FLexible EXchange® (“FLEX”) options. The Fund invests in the securities reflected in the Underlying Index or in investments (including other underlying ETFs) that have economic characteristics that are substantially identical to the economic characteristics of such component securities and cannot invest directly in the Underlying Index itself. The implications of the written (sold) FLEX call options are described in more detail here:

Call Options – When an investor sells a call option, the investor receives a premium in exchange for an obligation to sell shares of a reference asset at a strike price on the expiration date if the buyer of the call option exercises it. If the reference asset closes above the strike price as of the expiration date and the buyer exercises the call option, the investor will have to pay the difference between the value of the reference asset and the strike price. If the reference asset closes below the strike price as of the expiration date, the call option may end up worthless and the investor retains the premium.

FLEX Options – FLEX options are options guaranteed by the Options Clearing Corporation (OCC), that allow investors to customize key contract terms, including expiration date, exercise style, and exercise price, and expanded position limits.

On a monthly basis, the Underlying Index’s hypothetical portfolio will write (sell) a succession of one-month FLEX call options on the Reference Fund corresponding to approximately 50% of the value of the securities in the Reference Index and will cover such options by holding the component securities of the Reference Index. The exercise price of each FLEX call option written is the listed option reference price closest to the Volume Weighted Average Price (“VWAP”) of the Reference Fund from 12:59 p.m. Eastern Time to 1:00 p.m. Eastern Time on the roll date or, if the Reference Fund does not trade during this period, the last mid-price of the Reference Fund before 1:00 p.m. Eastern Time. The roll date is a specified day of each month when the open call options position of the Underlying Index expires, and a new call option position is opened that will expire as of the next roll date. The roll date for the Underlying Index is the business day prior to the standard monthly listed option expiry date, the latter typically being the third Friday of each month. Each option position will (i) be held until one day prior to the expiration date (i.e., generally the Thursday preceding the third Friday of the month) and liquidated at a price determined at 2:00 p.m. Eastern Time; (ii) expire on its date of maturity (in the next calendar month); and (iii) only be subject to exercise on its expiration date. Because FLEX options may not trade regularly, the Underlying Index will utilize a theoretical valuation for the FLEX options, using Cboe Hanweck Options Analytics theoretical prices as a primary source. These prices are determined using a proprietary methodology developed by Cboe Global Indices, LLC, which references listed options pricing on the Reference Fund from the Options Price Reporting Authority for quality assurance checks.

The Reference Index is a modified market capitalization weighted index containing the securities of the S&P 500 Index that are classified within the information technology sector under the Global Industry Classification System ("GICS"), including securities of companies from the following industries: technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electronic equipment, instruments and components. The Reference Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Reference Index is a constituent of the S&P 500 Index; and (2) the Reference Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology, which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of December 31, 2024, the Reference Index was comprised of 69 holdings.

The Underlying Index is sponsored by S&P Dow Jones Indices LLC (the "Index Provider"), which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund (the "Adviser"). In addition, any determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes or designates a third-party index calculation agent to publish information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The call options sold by the Fund will be collateralized by the Fund's equity holdings at the time the Fund sells the options. By selling call options corresponding to approximately 50% of the value of the portfolio of stocks in the Reference Index, the Fund's partially covered call strategy may generate income while allowing for some potential upside exposure to the growth of the underlying constituents of

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the Reference Index, relative to a 100% covered call strategy. If the price of the Reference Fund is above the strike price of the Fund’s call options positions upon the expiration of the call options, then at expiration the Fund would owe the purchaser of the call option the difference between the strike price and the price of the Reference Fund, so the amount owed with respect to the call option would be expected to offset approximately half of the gains the Fund may experience from the securities held. For example, if the price of the Reference Fund were to increase by 15% from the time the call options were sold to the time the call options expired, then the call options could be expected to have a value equal to approximately 7.5% of the value the portfolio had at the time when the call options were sold, which would offset approximately half of the Fund’s gains from the increase in the Reference Index over the relevant period, as long as the performance of the Reference Fund generally corresponds to the performance of the Reference Index. However, if the price of the Reference Fund is below the strike price of the Fund’s call options positions at expiry, the call options will expire worthless, and the Fund will retain the premium. An investor that purchases Fund shares other than on the day that the Fund writes (sells) monthly call options, or who sells shares other than on the day that the call options expire, may experience different investment returns, depending on the relative difference between the strike price of the Fund’s call options positions, and the price of the Reference Fund.

The Fund generally uses a representative sampling strategy with respect to the Underlying Index. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities (including indirect investments through underlying ETFs) that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. Underlying ETFs may constitute a substantial portion of the Fund's assets. These include country weightings, market capitalization and other financial characteristics of securities. Under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes (if any), will be invested in component securities of the Underlying Index or in investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities, either individually or in the aggregate.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2024, the Underlying Index was concentrated in the semiconductors and semiconductor equipment and software industries and had significant exposure to the information technology sector. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of the Fund's Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Derivatives Risk: The Fund will invest in options, a type of derivative instrument. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. In addition, the prices of the derivative instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect may not move together as expected. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the relevant reference index. Derivatives are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets. If a counterparty to an options contract entered into by the Fund becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Further, the market for certain investments, such as options contracts, may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the Fund.

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Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

ETF Investment Risk: While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in the underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. An underlying ETF may experience tracking error in relation to the index tracked by the underlying ETF. In addition, an underlying ETF's shares may trade at a premium or discount to NAV.

In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of the underlying ETFs, which could result in greater expenses to the Fund. By investing in an underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations.

If the underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. Additionally, some ETFs are not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Correlation Risk: In seeking to track the performance of the Underlying Index, the Fund anticipates holding component securities of the Reference Index and writing call options on the Reference Fund. While it is anticipated that the performance of the Reference Fund, and of the call options written on the Reference Fund, will generally correspond to the performance of the component securities of the Reference Index, there can be no guarantee that such performance will be highly correlated. It is possible that the value of the component securities of the Reference Index may diverge from the value of the Reference Fund on which the call options are written. if such performance diverges, this may cause the performance of the call options to offset more or less than 50% of the gains of the component securities during a roll period. If this occurs, the total return of the Fund will deviate from the total return expectations of a 50% covered call strategy.

Covered Call Option Writing Risk: By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the Reference Index above the exercise prices of such options, but will continue to bear the risk of declines in the value of the Reference Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities,

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exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund and its shareholders could be negatively impacted as a result.

FLEX Options Risk: The Fund will utilize FLEX options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable to, or unwilling to, perform their obligations under the contracts. In the unlikely event that the OCC cannot meet their obligations, the Fund could suffer significant losses. Additionally, FLEX options may be more illiquid than other securities, including traditional options. To the extent that the FLEX options may not be expected to experience regular trading, the FLEX options held by the Fund may be valued based on a price quotation or other equivalent indication of value supplied by a pricing service, rather than based on a price last traded on an exchange. In less liquid markets for FLEX options, the Fund may have difficulty entering into or closing out certain positions at designated times and/or prices, including in connection with the monthly options roll process. With the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s net asset value (“NAV”) and, in turn the share price of the Fund, could suffer significant losses. The Fund may experience substantial downside from specific FLEX option positions, and some may expire worthless. As a FLEX option approaches the predetermined expiration date, its value typically moves in parallel with the value of the Reference Fund. However, prior to such date, the value of the FLEX options may not increase or decrease at the same rate as the Reference Fund’s share price on a day-to-day basis. The value of the underlying FLEX options will be affected by many market factors, such as changes in the Reference Fund’s share price, interest rates, the volatility of the Reference Fund, and the remaining time to until the FLEX options expire.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Semiconductors and Semiconductor Equipment Industry: The semiconductors and semiconductor equipment industry is highly competitive, and certain companies in this industry may be restricted from operating in certain markets due to the sensitive nature of these technologies. Companies in this space generally seek to increase silicon capacity, improve yields, and reduce die size in their product designs which may result in significant increases in worldwide supply and downward pressure on prices. Companies involved in the semiconductors and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

Risks Related to Investing in the Software Industry: The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

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Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Beginning in early 2025, the U.S. government’s threats to impose tariffs on goods from Mexico and Canada has heightened tension among trading partners. Further, in response to the U.S. government’s announcement of tariffs on goods from China, the Chinese government has countered with tariffs on U.S. goods, marking the beginning of a potential trade war between the countries. Tariffs on imported goods may increase the cost of certain products and household items, which may in turn dampen consumer spending and result in decreased confidence in the markets. The possibility of additional tariffs being imposed or the outbreak of a trade war may further adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. This increases the risk that monetary policy may provide less support should economic growth slow. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Options Premium Tax Risk: The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20% plus the 3.8% Medicare tax. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of distributions received by Fund shareholders may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying

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Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when Shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with the Fund's broad-based benchmark index, which reflects a broad measure of market performance, and the Underlying Index, which the Fund seeks to track. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	3/31/2023	17.37%
Worst Quarter:	9/30/2023	(4.35)%

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Average Annual Total Returns (for the Periods Ended December 31, 2024)

	One Year Ended December 31, 2024	Since Inception (11/21/2022)
Global X Information Technology Covered Call & Growth ETF:
·Return before taxes	20.38%	27.38%
·Return after taxes on distributions[1]	16.99%	22.71%
·Return after taxes on distributions and sale of Fund Shares[1]	11.91%	19.14%
S&P 500 Index (TR)[2] (Index returns reflects invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	25.02%	22.59%
Cboe S&P Technology Select Sector Half BuyWrite Index (Index returns reflects invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	21.87%	28.54%
Information Technology Select Sector Index (TR) (USD) (Index returns reflects invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	21.74%	32.64%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

2 As of October 2024, pursuant to new regulatory requirements, the Fund changed its broad-based securities market benchmark from the Information Technology Select Sector Index (TR) (USD) to the S&P 500 Index (TR) to reflect that the S&P 500 Index (TR) is more broadly representative of the overall applicable securities market.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Vanessa Yang, CFA; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To, Xie and Lu and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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